CLOSING DATE:  NOVEMBER 22, 1996

SELLER:        NATIONAL PROPERTY INVESTORS II, A CALIFORNIA LIMITED PARTNERSHIP

BUYER:         SUGAR MILL, LIMITED PARTNERSHIP, A TENNESSEE LIMITED PARTNERSHIP

PROPERTY:      THE SUGAR MILL APARTMENTS, MELBOURNE, FLORIDA


                          BUYER'S CLOSING STATEMENT


                                          Debits                     Credits


Real Property Purchased              $5,247,000.00

Prorate 1996 Taxes:
      Brevard County Real Property                               $   85,954.93
      Brevard County Personal Property                                  684.09
*See Note 1

Proration of November 1996 Rents                                     21,896.11

Prepaid Rents                                                        12,460.00

Security Deposits                                                    58,400.00

Rent Ready Adjustment                                                 3,134.80
*See Note 2

Service Contract Payment Proration             POC                         POC
*See Note 3

1/2 Owner's Title Premium, Search Fee     9,108.00
     and Escrow Fee:
     Lawyers Title Insurance
     Corporation

Endorsements:                             2,084.10
     Lawyers Title Insurance
     Corporation

Mortgagee Title Premium:                    250.00
     Lawyers Title Insurance
     Corporation

1/2 Recording Costs:
     Brevard County Recorder
     -Record Special Warranty Deed       19,411.50
*See Note 4

1/2 Survey Costs:
     Reimbursement to General             2,047.50
     Capital Corporation

Brokerage Commission:
      General Capital Mortgage, Inc.                                297,000.00
*See Note 5

Earnest Money Deposit                                                50,000.00
*See Note 6

Cash Required to Close                                            4,750,371.17



Totals:                               $5,279,901.10              $5,279,901.10


                          SELLER'S CLOSING STATEMENT



                                          Debits                     Credits


Real Property Sold                                               $5,247,000.00

Mortgage loan payoff:
     Barnett Bank                    $1,094,516.82
*See Note 7

Prorate 1996 Taxes:
     Brevard County Real Property        85,954.93
     Brevard County Personal Property       684.09
*See Note 1

Proration of November 1996 Rents         21,896.11

Prepaid Rents                            12,460.00

Security Deposits                        58,400.00

Rent Ready Adjustment                     3,134.80
*See Note 2

Service Contract Payment Proration                     POC                 POC
*See Note 3

1/2 Title Premium, Search Fee             9,108.00
     and Escrow Fee:
     Lawyers Title Insurance Corporation

1/2 Recording Costs:
     Brevard County Recorder
     -Record Special Warranty Deed       17,332.50
     -Record Release                         15.00
*See Note 4

1/2 Survey Costs:
     Reimbursement to General             2,047.50
     Capital Corporation

Brokerage Commission:
     General Capital Mortgage, Inc.     297,000.00

Sales Cost Reimbursement:
     Insignia Mortgage & Investment Co.  83,540.97

White & Reasor - Fees and Expenses       18,906.69

Net Proceeds to Seller                3,542,002.59




Totals:                               $5,247,000.00              $5,247,000.00

          We have examined the above statement and find it correct. This acknowledges that the above amounts have been paid as stated with our approval and for our account and benefit. Nevertheless, we agree that if errors or omissions in the above statement are discovered within ninety (90) days of the closing date shown above, adjustments will be made promptly, in cash, between Buyer and Seller.

          Date:  As of November 22, 1996.

SELLER:                            BUYER:

NATIONAL PROPERTY INVESTORS II,    SUGAR MILL, LIMITED PARTNERSHIP
a California limited               a Tennessee limited partnership
partnership
                                   By:  AOF II, Inc., a Tennessee
By:  NPI EQUITY INVESTMENTS,            corporation,
     INC., a Florida                    general partner
     corporation, general
     partner


                                   By:  /s/ Barrett B. Sutton, Jr.
By:  /s/ William H. Jarrard, Jr.   Title:  EVP
     Title:  President


*NOTES:

 1. Based upon 1996 real property taxes of $96,206.43 and personal property taxes of $765.68.

 2.  Adjustment made in accordance with contract Section 11(l).

 3. Service Contract payments and license fees will be prorated, post-closing, between Buyer and Seller.

 4. Each party's share of recording cost adjusted by amount attributable to commission.

 5. Buyer will satisfy the broker's commission for which Seller is responsible by contract.

 6. Interest earned on the earnest money deposit was refunded directly to Buyer outside closing.

 7. Balance as of November 22, 1996, pursuant to payoff letter dated November 20, 1996 (copy attached).